U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 29, 2005

Photonic Products Group, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

181 Legrand Avenue, Northvale, New Jersey		07647
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: Other Events

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:                    September 29, 2005

By:	/s/ William S. Miraglia
(William S. Miraglia)
Corporate Secretary &
Chief Financial Officer

FOR IMMEDIATE RELEASE

Thursday, September 29, 2005

Source: Photonic Products Group, Inc.

PPGI AWARDED FOLLOW-ON COMPONENT PRODUCTION
CONTRACTS FOR AN/AAR-47 MISSILE WARNING SENSORS

NORTHVALE, NJ, September 29 – Photonic Products Group, Inc. (OTC Bulletin Board: PHPG) announced today that its INRAD business unit has been awarded a series of follow-on production contracts in recent months from ATK Missile Systems’ Clearwater, FL facility for over 5500 of two types of ultra violet (UV) waveband optical filter elements for their upgraded AN/AAR-47 Missile Warning Systems.  ATK Missile Systems, a division of Alliant Techsystems, is the developer and prime contractor for production of this enhanced performance system for protection of low and slow-flying aircraft from a variety of missiles. In low-rate production beginning in 2002 and in high rate production at present, these components will be incorporated into systems for U.S. Navy, U.S. Air Force, and U.S. allies’ aircraft. The dollar value of the contract was not disclosed.

The subject ultra-violet filters are specialty optical components made from high purity and high uniformity single-crystals of a proprietary material which absorbs all wavelengths except those in the UV region of the electro-magnetic spectrum.  This synthetic crystal material was developed by INRAD expressly for such applications, has the highest temperature stability and mechanical stability of any alternative material, and is patented for this end-use. These filters are a key optical component of airborne electro-optical missile warning sensors.  INRAD has been the sole provider of these elements for the present generation of system for slow-flying aircraft, and had previously produced many thousands for the prior generation of systems.  INRAD as well provides proprietary UV filters for systems that protect high-speed aircraft.

Dan Lehrfeld, President and CEO of Photonic Products Group commented, “We are pleased to be a critical component supplier to the ATK team, a customer that makes our team a true “supply chain partner”. These recent orders, in the aggregate, represent the highest annual buys from us to date on this program, and cover deliveries that commenced in July. Our team is proud to have contributed, at least in part, to making ATK’s newest AN/AAR-47 system a success.”

Photonic Products Group, Inc. develops, manufactures, and markets products and services for use in diverse Photonics industry sectors via its expanding portfolio of distinctly branded businesses. INRAD specializes in crystal-based optical components and devices, laser accessories and instruments. Laser Optics specializes in precision custom optical components, assemblies, and optical coatings. MRC Optics’ business specializes in precision diamond turned optics, metal optics, and opto-mechanical and electro-optical assemblies. PPGI’s customers include leading corporations in the Defense and Aerospace, Laser Systems, and Process Control and Metrology sectors of the Photonics Industry, as well as the U.S. Government.  Its products are also used by researchers at National Laboratories and Universities world-wide.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this press release that are not purely historical are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “will”, “plan”, “targeting” or similar words.  Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties that could cause actual results to differ materially from such forward looking statements are, but are not limited to factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission. The forward looking statements made in this news release are made as of the date hereof and Photonic Products Group, Inc. does not assume any obligation to update publicly any forward looking statement.